Class A Shares (TIPRX), Class C Shares (TIPPX), and Class I Shares (TIPWX) of Beneficial Interest

Supplement dated August 25, 2016 to the Statement of Additional Information (“SAI”)

dated May 16, 2016

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William Kimme has replaced Mark Marrone as the Total Income+ Real Estate Fund’s (the “Fund”) Chief Compliance Officer. The Fund’s SAI is modified as follows:

On page 15, in the Interested Trustees and Officers table, information relating to Mr. Marrone is deleted and replaced with the following information for Mr. Kimme:

Name, Age	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
William Kimme 54	Chief Compliance Officer, Since 2016	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011).	n/a	n/a

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This Supplement, and the Prospectus and Statement of Additional Information both dated May 16, 2016, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference. These can be obtained without charge by calling toll-free 1-888-459-1059, or by visiting the Fund’s website at http://www.bluerockfunds.com.